NYLIM VP FUNDS TRUST
NYLIM VP MFS® Research Portfolio (the “Portfolio”)

Supplement dated October 19, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI.

Effective December 31, 2026, Gabrielle Gourgey will be added as a portfolio manager of the Portfolio. Effective as of the close of business on September 30, 2027, Joseph MacDougall will retire from Massachusetts Financial Services Company and will no longer serve as a portfolio manager of the Portfolio. All references to Mr. MacDougall in the Summary Prospectus, Prospectus and SAI will be deleted at that time.

Effective December 31, 2026, the following changes will be made:

1. The table in the section entitled “Management” of the Portfolio’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Manager	Service Date
Massachusetts Financial Services Company	Gabrielle S. Gourgey, Portfolio Manager, Investment Officer and Director of Investments-Europe of MFS	Since December 2026

2. The subsection entitled “Portfolio Manager Biographies” under the section “The Trust and its Management” in the Prospectus is amended to include the following:

Gabrielle Gourgey

Ms. Gourgey has been a portfolio manager of the NYLIM VP MFS® Research Portfolio since December 2026. She is an Investment Officer and the Director of Investments Europe for MFS. Ms. Gourgey joined the firm in 2006 and has worked as an Institutional Portfolio Manager. She holds a Bachelor of Arts degree in Modern Languages from Bristol University.

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